PHL VARIABLE INSURANCE COMPANY

Updating Summary Prospectus and Prospectus Supplement Dated April 1, 2024

to the Prospectus Dated May 1, 2023 for Each Variable Annuity Contract Listed Below

PHL Variable Accumulation Account

The Big Edge Choice

The Phoenix Edge - VA

Phoenix Spectrum Edge

Phoenix Spectrum Edge+

Prospectus Supplement Dated April 1, 2024 to the Prospectus for Each Variable Annuity and

Variable Life Insurance Contract Listed Below

PHL Variable Accumulation Account

Phoenix Dimensions

Phoenix Investor’s Edge

Phoenix Asset Manager

Phoenix Premium Edge

Phoenix Income Choice

Retirement Planner’s Edge

Freedom Edge

Phoenix Flexible Retirement Choice

PHL Variable Accumulation Account II Phoenix Portfolio Advisor	PHLVIC Variable Universal Life Account Phoenix Benefit Choice VUL Phoenix Joint Edge VUL Phoenix Express VUL The Phoenix Edge SVUL The Phoenix Edge VUL Flex Edge Success Phoenix Executive VUL

As disclosed in May, 2023, PHL Variable Insurance Company (“PHL Variable” or the “Company,” “we,” “us,” or “our”) consented to administrative supervision by the Connecticut Insurance Commissioner (the “Commissioner”) in March, 2023 (the “Consent Order of Administrative Supervision”). The Company’s financial strength and claims-paying ability was the primary reason and concern for PHL Variable being placed under administrative supervision, pursuant to which, the Commissioner provides increased supervision and regulatory oversight of our financial condition. Connecticut General Statutes 38a-962b sets forth the circumstances when an insurer may be placed under administrative supervision, which can represent a lesser invasive regulatory action than other regulatory actions available to the Commissioner when dealing with financially-stressed insurance entities. PHL Variable continues to have several significant financial challenges. In particular, the Company is stressed due to higher-than-expected mortality trends in its older-age Universal Life Insurance book of business. Mortality continued to trend adversely through 2023. In addition, macro-economic conditions, including interest rate fluctuations, hardened reinsurance markets, and tightening credit spreads have been challenging factors which have negatively impacted the Company’s overall financial condition, among other challenges. While under administrative supervision, PHL Variable continues to be responsible for its contractual obligations to policyholders and remains current with all benefit payments.

Since the commencement of the administrative supervision, the Connecticut Department of Insurance (“DOI”) has:

•	met regularly with senior members of the Company’s management team;

•	met monthly with the Company’s management and its administrative services contractor;

•

met on an “as needed basis” with the Company’s directors to receive up-to-date information on company finances, including but not limited to reinsurance and other risk-sharing or risk-spreading information;

•	continued to conduct a regularly-scheduled quinquennial financial examination (as opposed to a specially-called financial examination), which is targeted for completion on or around June 30, 2024;

•

approved a number of financial transactions and other requests from the Company’s management or board of directors, including but not limited to an asset transfer between PHL and Palisado Re, Inc., to support cash-flow needs at PHL Variable for the benefit of PHL Variable’s policyholders; and

•

engaged in discussions with company officers, directors and advisors about various potential strategic and financial alternatives, including establishing of new reinsurance programs and other risk-transfer options, as well as expense reduction and allocation issues.

PHL Variable has engaged and continues to engage in discussions with parties that have expressed interest in potentially assuming certain risks across the PHL Variable platform or otherwise in supporting the various PHL Variable’s business lines, and has kept the DOI apprised of those discussions. Those indications of interest are being given due consideration and evaluation in the context of their respective contributions to the fair treatment of all policyholders, in consultation with the DOI.

In light of the termination of the reinsurance program with Scottish Re by its Delaware receiver as of September 30, 2023 (a program which is supported additionally by retrocessional reinsurance provided by Hannover Re), among other reasons, at the request of PHL Variable, the DOI extended the time for PHL Variable to file its statutory financial statements for the third quarter of 2023 and annual financial statements for the fiscal year ended December 31, 2023 (the “Financial Statements”). While we continue to explore financial solutions, our current options remain limited, and it is uncertain whether we will be able to remain statutorily solvent without a rehabilitation process. The DOI recently communicated to us that preparation of our Financial Statements may not reflect certain reserve credits, which PHL expected to take under the Consent Order of Administrative Supervision. As a result, our management has to assess whether a material uncertainty exists related to events or conditions that may cast significant doubt on the Company’s ability to continue as a going concern. No such determination has yet been made. The Financial Statements must be prepared on or about May 1, 2024.

Notwithstanding Concord Re, Inc.’s capital and surplus becoming negative during the course of 2023, at this point in time, the DOI has not commenced, nor has it indicated any plans to take any further regulatory actions beyond administrative supervision. For example, the Connecticut General Statutes 38a-914 provides, among other things, that the Commissioner has the authority to apply to the court for an order authorizing the Commissioner to rehabilitate an insurer if the insurer is in such condition that the further transaction of business would be hazardous, financially, to its policyholders, creditors or the public. In a rehabilitation, the Commissioner would initiate a legal proceeding asking a court to issue an order placing the insurer into receivership. The receivership order would likely direct the Commissioner to take possession and control of all or part of the property, books, accounts, documents and other records of the insurer. Subject to the review powers of the court, a rehabilitation plan would be devised to correct the difficulties that led to the insurer being placed in receivership and potentially return it to the marketplace. The Commissioner, subject to the review powers of the court, must determine whether a rehabilitation of the insurer is likely to be successful, or if its problems are so severe that the appropriate course of action is to liquidate the insurer.

Based on recent communications with the DOI, we understand that DOI has engaged a consulting firm to assist it with the financial analysis of the Company, as permitted under the terms of the Consent Order of Administrative Supervision.

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Please retain this supplement for future reference.

Questions regarding this supplement may be directed to the Customer Service Center at 1-877-800-2445 Monday through Friday from 9:00am to 4:30pm (EST).

Prospectus (497) and Updating Summary Prospectus Supplement (497VPU)

PHL Variable Accumulation Account: 033-87376

Prospectus Supplement (497)

PHL Variable Accumulation Account: 333-123040; 333-68164; 333-82912; 333-95611; 333-48140; 333-78761; 333-152905	PHL Variable Accumulation Account II: 333-147565	PHLVIC Variable Universal Life Account: 333-143656; 333-149105; 333-119916; 333-76778; 333-81458; 333-65823; 333-152389